Exhibit 32.2
Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Redwood Trust, Inc. (the “Company”) on Form 10-Q for the three and six months ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Harold F. Zagunis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ Harold F. Zagunis
Harold F. Zagunis
Chief Financial Officer
August 4, 2005
This Certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

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